                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
SEEKS LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH EQUITY
INVESTMENT IN EMERGING MARKETS AROUND THE GLOBE.

KEMPER EMERGING
MARKETS GROWTH FUND


               "... It is never possible to pinpoint exact timing
              in the markets, but we believe that the long period
                of underperformance is about to reverse for the
                             emerging markets. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Shareholders' Meeting
8
Largest Holdings
9
Portfolio of Investments
16
Financial Statements
18
Notes to Financial Statements
22
Financial Highlights



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                           14.23%
CLASS B                                           13.70%
CLASS C                                           13.66%
LIPPER EMERGING MARKETS FUNDS CATEGORY AVERAGE*   26.92%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                        AS OF     AS OF
                                       4/30/99   10/31/98
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND CLASS A                     $8.91      $7.80
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND CLASS B                     $8.80      $7.74
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND CLASS C                     $8.82      $7.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS GROWTH
FUND LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EMERGING MARKETS FUNDS CATEGORY

                          CLASS A               CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR                #107 of 180 funds    #114 of 180 funds   #115 of 180 funds
--------------------------------------------------------------------------------

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER EMERGING MARKETS GROWTH FUND IN THE DIVERSIFIED EMERGING MARKETS CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

WEIGHTING (OVER/UNDER) Refers to the allocation of assets -- usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC., BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CORNELL PHOTO]

LEAD PORTFOLIO MANAGER JOYCE CORNELL IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP WHERE SHE FOCUSES HER PORTFOLIO MANAGEMENT AND RESEARCH RESPONSI-BILITIES ON THE EMERGING MARKETS. SHE HAS 11 YEARS OF INVESTMENT EXPERIENCE. CORNELL RECEIVED A BACHELOR OF ARTS DEGREE FROM OBERLIN COLLEGE IN 1966 AND AN M.ED. DEGREE FROM TUFTS UNIVERSITY IN 1967.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

CURRENCY CRISES IN ASIA, AN ECONOMIC COLLAPSE IN RUSSIA, FEARS OF INSTABILITY IN THE LATIN ECONOMIES AND, MOST RECENTLY, A WAR IN THE BALKANS HAVE ALL TAKEN A TOLL ON EMERGING MARKETS STOCKS. BUT EVEN THOUGH MANY INDIVIDUAL COUNTRIES HAVE A LONG ROAD AHEAD BEFORE THEY WILL BE FULLY RECOVERED FROM THESE DIFFICULTIES, EMERGING MARKET EQUITIES HAVE GENERALLY MANAGED TO REBOUND IN THE PAST SIX MONTHS. WE ASKED LEAD PORTFOLIO MANAGER JOYCE CORNELL TO DISCUSS THE RECENT MARKET ENVIRONMENT AND THE FUND'S CURRENT INVESTMENT STRATEGY.

Q     HOW DID THE FUND PERFORM IN THE SIX-MONTH PERIOD ENDED APRIL 30, 1999?

A     The fund rose 14.23 percent (Class A shares, unadjusted for any sales charge) over the six-month period, trailing the 33.23 percent return of its unmanaged benchmark, the IFC Emerging Markets Index and the 26.92 percent return of the Lipper category (see page 2). While in the short-term, the fund's sharp divergence from the benchmark's country weightings hurt relative performance, our approach has proven beneficial over the long term.

Q     WHAT WAS THE PRIMARY CAUSE OF THE FUND'S UNDERPERFORMANCE IN THIS PERIOD?

A     The outbreak of war in the Balkans shortly before the end of March dashed what had previously been highly respectable performance. The fund is heavily weighted in the Central and Eastern European markets, which offer outstanding value and long-term growth potential. We believe that the Kosovo crisis has not impaired, and is highly unlikely to impair, these prospects. Hungary and Greece, which each represent close to 8 percent of the portfolio, both plummeted at the outset of hostilities. Poland, where we have close to 10 percent of assets, also fell dramatically. While Poland is not geographically near Kosovo, fear of shareholder redemptions had Eastern European fund managers selling whatever they could.

      In Croatia, a market that was also hit hard, our 3 percent weighting in the market is largely in Pliva, a pharmaceutical company whose sales are dominated by the patented antibiotic azythromycin. Azythromycin sales are mostly in the U.S. (Zithromax, marketed by Pfizer) and in Western Europe. Since the war has virtually no impact on Pliva's sales, we added to our holdings during the selloff on the expectation that the stock will resume its price appreciation in due course.

Q     HOW DID THE FUND'S HOLDINGS IN MEXICO IMPACT PERFORMANCE?

A     Mexico, one of our five largest weightings at 11 percent of assets, detracted significantly from relative performance. The fund was hurt by the high quality and defensive nature of our holdings. As interest rates fell, weak banking stocks and highly leveraged companies performed especially well. While our holdings rose, they did not achieve the levels of the market. Mexico's market experienced a "relief rally" as the fear of contagion from Brazil abated. We continue to hold a favorable view of Mexico's economic prospects and believe that

PERFORMANCE UPDATE

our solid companies with admirable balance sheets will give superior performance over time. We have been adding gradually to our Mexican position and in March began to buy Banorte, the first bank to see non-performing loans actually decrease since the Mexican crisis of 1994-95. Its need to take additional reserves is past, and its business is starting to grow. Additionally, Mexico recently relaxed foreign ownership restrictions on banks, and we believe that Banorte is one of the most attractive Mexican banks from an acquisition standpoint.

Q     BRAZIL'S DEVALUATION CRUSHED THE MARKET EARLY IN THE YEAR, BUT IT HAS
SINCE RECOUPED THOSE LOSSES AND REBOUNDED STRONGLY. DO YOU THINK THE UPWARD MOVE IS SUSTAINABLE?

A     On a fundamental basis, we are still negative on Brazil. The country is in a recession, corporate earnings are likely to continue their downtrend, and the ongoing debt crisis spells trouble on a medium- and longer-term basis. Fatal structural flaws have yet to be dealt with. The new central bank governor, Arminio Fraga, has staved off the immediate crisis by buoying hope and confidence. Can this hope continue to support or drive the market? Our answer is yes, for a while, because he has bought a bit of time. However, Brazil always backs away from significant reform as soon as the crisis passes, and it appears as though it is indeed over for the moment. Barring external shocks, we expect the market to "see no evil, hear no evil, speak no evil" for some months before the reality of the debt trap bites again. Abundant liquidity and the market's amnesia about Brazil's debt prob-lems may well drive stock prices higher, but in our view, a belief in the greater fool theory would be the only reason to buy now. Our strategy for Brazil is to have a core holding (below the index weight) comprised of high quality companies that will continue to flourish over the long term even in the face of economic and interest rate volatility.

Q     HOW DID OUR WEIGHTING IN BRAZIL AFFECT FUND PERFORMANCE?

A     Despite these difficulties, Brazil contributed significantly to performance on the positive side. We were underweight in Brazil, holding 6.5 percent of the portfolio there versus an index weight of 11 percent. Due to strong individual stock selection, our holdings performed twice as well as the index. The engine of our performance was Aracruz, a cash-rich eucalyptus pulp company. Brazil provided a wild ride for investors in the period, plunging dramatically from October 31 to its mid-January low before rebounding. Why didn't we play this volatility with a larger position? First, because that demands precision market timing, and we are investors, not market timers, and second, because Brazil's market is relatively expensive to trade. We will reserve our larger allocations for the countries that manage their economies well and promote growth rather than crowding it out with bloated government borrowing.

Q     THE FUND HAS HELD AN OVERWEIGHTED POSITION IN EGYPT FOR SOME TIME. WHAT IS
YOUR CURRENT OUTLOOK FOR THAT COUNTRY?

A     Egypt did add to performance over the period. We can think of few markets that have such compelling fundamentals. Driven by domestic consumption and investment, gross domestic product (GDP) growth in 1999 will likely exceed last year's 5.7 percent. In contrast to the misguided policies of many Asian countries, Egypt is not relying on exports for growth. And unlike many of the non-European emerging markets, Egypt is not relying upon an upturn in commodity prices to support growth. Egypt still has much to do to clear up statist impediments to growth, but it is their liberalization policies to date that have encouraged the boom in private sector development and set off the growth of a middle class. We expect that the Egyptian market will continue to appreciate nicely this year.

Q     WHAT IMPACT DID OUR SMALL POSITION IN ASIA HAVE ON PERFORMANCE?

A     Our weightings in Korea, Indonesia, and Thailand were beneficial, as these three countries outperformed during the period, while our positions in Taiwan, the Philippines, and India fell. The small size of the fund's positions in the latter three countries mentioned meant that the moves had only a limited impact on overall performance. Since February, we have been methodically building up our positions in Korea, Indonesia, and the Philippines, where we feel that the prospects are best for significant reform and sustainable growth. Very recently we have been adding to Taiwan, which has declined to relatively attractive valuation levels over the course of the spring.

      The stricken economies of Asia are still in fragile condition. Reform efforts meet with entrenched resistance; and the banking systems in Korea and Indonesia are dysfunctional and not yet sufficiently recapitalized. Because overcapacity from

PERFORMANCE UPDATE

the years of massive malinvestment still exists, recovery cannot be led by investment. Instead, it must be carried by consumers and by export growth, but with unemployment still rising and the region potentially vulnerable to a slowdown in the U.S. economy, a turnaround in these areas may not be forthcoming. While caution remains the order of the day, there are pockets of reform creating investment opportunities, particularly in Korea, where 10.6 percent of the fund's assets were invested as of the end of the reporting period.

Q     WHAT IS YOUR OVERALL OUTLOOK FOR THE EMERGING MARKETS?

A     Liquidity is abundant as interest rates continue to fall in Europe and nearly all of the emerging markets, a trend that should support stock prices. Earnings in many sound emerging markets economies are now trading at massive discounts both to global earnings and their own historical levels. We believe that these discounts are not sustainable. The evident surfeit of liquidity provides kindling for a fire, and only a spark is needed. It is never possible to pinpoint exact timing in the markets, but we believe that the long period of underperformance is about to reverse for the emerging markets. April registered the best emerging markets performance in years; indeed, it may mark the beginning of the long awaited turnaround.



SHAREHOLDERS MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Emerging Markets Growth Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

   For     Against   Abstain
   129,043   156        93

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

   Investment objectives

                                Broker
   For     Against   Abstain   Non-Votes
   97,245   1,144     1,924     28,978

   Lending

                                Broker
   For     Against   Abstain   Non-Votes
   97,245   1,144     1,924     28,978

LARGEST HOLDINGS

KEMPER EMERGING MARKETS GROWTH FUND'S TOP 15 HOLDINGS*
Representing 27.7 percent of the fund's equity holdings on April 30, 1999

------------------------------------------------------------------------
               HOLDINGS                                COUNTRY   PERCENT
------------------------------------------------------------------------

1.             FOMENTO ECONOMICO MEXICANO S.A. DE      Mexico      2.8%
               C.V.
------------------------------------------------------------------------

2.             PLIVA D.D.                              Croatia     2.8%
------------------------------------------------------------------------

3.             SAMSUNG SECURITIES CO., LTD.            Korea       2.7%
------------------------------------------------------------------------

4.             ALPHA CREDIT BANK A.E.                  Greece      2.1%
------------------------------------------------------------------------

5.             ELEKTRIM SPOLKA AKCYJNA S.A.            Poland      2.0%
------------------------------------------------------------------------

6.             EGYPTIAN MOBILE PHONE NETWORK, LTD.     Egypt       1.8%
------------------------------------------------------------------------

7.             MOL MAGYAR OLAJ-ES GAZIPARI RT          Hungary     1.8%
------------------------------------------------------------------------

8.             MATAV RT                                Hungary     1.6%
------------------------------------------------------------------------

9.             WIELKOPOLSKI BANK KREDYTOWY S.A.        Poland      1.5%
------------------------------------------------------------------------

10.            OTP BANK RT                             Hungary     1.5%
------------------------------------------------------------------------

11.            TELEKOMUNIKACJA POLSKA S.A.             Poland      1.5%
------------------------------------------------------------------------

12.            COMPANHIA PARANAENSE DE ENERGIA-COPEL   Brazil      1.4%
------------------------------------------------------------------------

13.            SAMSUNG ELECTRONICS CO., LTD.           Korea       1.4%
------------------------------------------------------------------------

14.            TELEFONOS DE MEXICO S.A. DE C.V.        Mexico      1.4%
------------------------------------------------------------------------

15.            NATIONAL BANK OF GREECE S.A.            Greece      1.4%
------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS GROWTH FUND
Portfolio of Investments at April 30, 1999 (unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
EQUITY SECURITIES--100.0%                                                                     OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
BOLIVIA--.1%
                                (a) Corriente Resources, Inc.
                                      (MINING AND PROCESSING OF GOLD, BISMUTH, TIN AND
                                      TUNGSTEN IN SOUTH AMERICA)                                  6,100       4,184
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
BOTSWANA--.6%
                                    Sechaba Investment Trust Co.
                                      (BREWERY)                                                  16,000      17,240
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
BRAZIL--6.5%
                                    Aracruz Celulose S.A. (ADR)
                                      (PRODUCER OF EUCALYPTUS KRAFT PULP)                         1,800      36,000
                                    Companhia Paranaense de Energia-Copel (pfd.) (ADR)
                                      (ELECTRIC POWER UTILITY)                                    4,700      38,481
                                    Companhia Vale do Rio Doce
                                      (DIVERSE MINING AND INDUSTRIAL COMPLEX)                       800      15,123
                                    Petroleo Brasileiro S.A. (pfd.)
                                      (PETROLEUM COMPANY)                                       115,700      18,738
                                    Souza Cruz S.A. (voting)
                                      (HOLDING COMPANY FOR CIGARETTES, TOBACCO, AND FIBER
                                      CELLULOSE)                                                  1,100       7,351
                                    Tele Centro Sul Participacoes S.A. (pfd.)                 1,675,300      18,155
                                (a) Tele Centro Sul Participacoes S.A. (pfd.) (ADR)
                                      (PROVIDER OF CELLULAR TELECOMMUNICATIONS IN
                                      SOUTHWESTERN REGION OF BRAZIL)                                100       5,313
                                    Telesp Participacoes S.A. (ADR)
                                      (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES IN SAO
                                      PAULO)                                                      1,000      25,000
                                    Uniao de Bancos Brasileiros SA (GDR)
                                      (MAJOR BANK)                                                  600      14,888
                                    -------------------------------------------------------------------------------
                                                                                                            179,049
-------------------------------------------------------------------------------------------------------------------
BULGARIA--.4%
                                (a) Bulgartabac Holdings
                                      (TOBACCO COMPANY)                                             600      11,034
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CHILE--1.9%
                                    Laboratorio Chile S.A. (ADR)
                                      (MANUFACTURER AND DISTRIBUTOR OF OFF-PATENT
                                      PHARMACEUTICAL PRODUCTS)                                    1,400      25,025
                                    Vina Concha y Toro S.A. (ADR)
                                      (WINE PRODUCER)                                               880      28,545
                                    -------------------------------------------------------------------------------
                                                                                                             53,570
-------------------------------------------------------------------------------------------------------------------
CHINA--.3%
                                    Shanghai Petrochemical Co., Ltd.
                                      (MANUFACTURER OF PETROCHEMICAL AND PETROLEUM PRODUCTS)     48,000       8,980
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CROATIA--3.2%
                                    Pliva D.D. (GDR)
                                      (PHARMACEUTICAL COMPANY)                                    4,875      77,269
                                (a) Zagrebacka Banka (GDR)
                                      (COMMERCIAL BANK)                                           1,100       9,653
                                    -------------------------------------------------------------------------------
                                                                                                             86,922
-------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC--1.2%
                                (a) Ceske Radiokomunikace A.S. (GDR)
                                      (TV AND RADIO SIGNAL TRANSMISSION SERVICES)                   900      33,075
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
EGYPT--10.0%
                             (a)(b) Al Ahram Beverages Co.                                          200      13,165
                                (a) Al Ahram Beverages Co. (GDR)
                                      (BEVERAGE PRODUCER)                                           400      12,800

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
                                                                                              OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
                                    Commercial International Bank S.A.E. (GDR)
                                      (COMMERCIAL BANK)                                           1,000       9,875
                                (a) EFG Hermes Holdings, S.A.E. (GDR)
                                      (BROKERAGE FIRM)                                            1,600      16,880
                                    Eastern Tobacco Co.
                                      (MAKER OF TOBACCO PRODUCTS)                                 1,220      31,187
                                (b) Egypt Gas Co.
                                      (CONSTRUCTION OF NATURAL GAS PIPELINES)                       100       6,100
                                    Egyptian Financial & Industrial Co.
                                      (FERTILIZER PRODUCER)                                         200       3,038
                                    Egyptian International Pharmaceutical Co.
                                      (PHARMACEUTICAL COMPANY)                                      195       9,814
                                (a) Egyptian Mobile Phone Network, Ltd.
                                      (CELLULAR TELECOMMUNICATION SERVICES)                       3,725      49,732
                                    Madinet Nasser City Housing Co.
                                      (REAL ESTATE DEVELOPMENT COMPANY)                             350      10,523
                                    Misr International Bank (GDR)
                                      (COMMERCIAL AND FOREIGN BANK)                               1,400      15,960
                             (a)(b) ORASCOM Hotel Holdings
                                      (HOTEL AND RESORT DEVELOPER)                                3,100       7,744
                                    Olympic Group Financial
                                      (MANUFACTURER OF STOVES)                                    2,800      11,208
                                (a) Oriental Weavers Corp.
                                      (CARPET MANUFACTURER)                                       1,380      28,558
                                    Suez Cement Co.                                               1,300      22,205
                                    Suez Cement Co. (GDR)
                                      (CEMENT PRODUCER)                                             600      10,050
                                    Torrah Portland Cement Co.
                                      (CEMENT PRODUCER)                                             900      17,906
                                    -------------------------------------------------------------------------------
                                                                                                            276,745
-------------------------------------------------------------------------------------------------------------------
ESTONIA--.8%
                                (a) AS Eesti Telekom (GDR)
                                      (PROVIDER OF TELECOMMUNICATION SERVICES)                    1,100      23,265
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
FINLAND--.5%
                                    Nokia AB Oy "A" (ADR)
                                      (LEADING CELLULAR TELEPHONE MANUFACTURER)                     200      14,838
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
GHANA--.1%
                                    Social Security Bank Ltd.
                                      (FULL SERVICE COMMERCIAL BANK)                              4,500       3,079
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
GREECE--7.1%
                                    Alpha Credit Bank A.E.
                                      (COMMERCIAL BANK)                                             800      57,110
                                    Attica Enterprises S.A.
                                      (OPERATOR OF FERRIES BETWEEN GREECE AND ITALY)              1,200      10,125
                                    Delta Informatics S.A.
                                      (CORPORATE INFORMATION SERVICES)                              600      19,764
                                    Ethniki General Insurance Co.
                                      (INSURANCE AND REINSURANCE COMPANY)                           300      14,341
                                    Hellenic Bottling Co. S.A.
                                      (SOFT DRINK DISTRIBUTOR)                                      420      12,431
                                    Hellenic Telecommunication Organization S.A. (OTE)
                                      (TELECOMMUNICATION SERVICES)                                  900      20,883
                                    National Bank of Greece S.A.                                    548      37,356
                             (a)(b) National Bank of Greece S.A. (Rights)
                                      (FULL SERVICE BANK)                                           548       1,592

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
                                                                                              OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
                                (a) Panafon Hellenic Telecom S.A.
                                      (PROVIDER OF MOBILE TELEPHONE SERVICES)                       450      11,990
                                (a) STET Hellas Telecommunications S.A. (ADR)
                                      (MOBILE TELECOMMUNICATION SERVICES)                           400      10,800
                                    -------------------------------------------------------------------------------
                                                                                                            196,392
-------------------------------------------------------------------------------------------------------------------
HONG KONG--.2%
                                (a) Hengan International Group Co. Ltd.
                                      (MANUFACTURER AND SELLER OF PERSONAL HYGIENE PRODUCTS)     14,000       4,696
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
HUNGARY--8.6%
                                    Demasz RT
                                      (DISTRIBUTER OF ELECTRICITY)                                  450      34,509
                                    EGIS Rt
                                      (PHARMACEUTICAL COMPANY)                                      760      15,413
                                    Gedeon Richter Rt
                                      (PHARMACEUTICAL COMPANY)                                      150       5,514
                                    MOL Magyar Olaj-es Gazipari Rt                                1,800      40,117
                                    MOL Magyar Olaj-es Gazipari Rt (GDR)
                                      (INTEGRATED DOMESTIC OIL AND GAS COMPANY)                     400       9,000
                                    Magyar Tavkozlesi Rt (ADR)
                                      (TELECOMMUNICATIONS COMPANY)                                  500      14,063
                                    Matav Rt Ordinary "A"
                                      (TELECOMMUNICATION SERVICES)                                7,900      44,059
                                    OTP Bank Rt
                                      (SAVINGS AND COMMERCIAL BANK)                                 990      41,724
                                    Pick Szeged Rt
                                      (PROCESSOR, MARKETER AND DISTRIBUTOR OF MEAT PRODUCTS)        400      12,692
                                (a) Synergon Information Systems (GDR)
                                      (COMPUTER SYSTEMS INTEGRATOR)                                 400       5,080
                                (a) Uproar Ltd.
                                      (CREATES MULTI-PLAYER GAME SHOWS THAT ALLOWS PLAYERS
                                      FROM AROUND THE WORLD TO COMPETE ON THE INTERNET)              20      12,362
                                    -------------------------------------------------------------------------------
                                                                                                            234,533
-------------------------------------------------------------------------------------------------------------------
INDIA--.5%
                                    Dr. Reddy's Laboratories Ltd.
                                      (PHARMACEUTICAL COMPANY)                                      700      14,175
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
INDONESIA--3.3%
                                (a) Asia Pulp & Paper Co., Ltd. (ADR)
                                      (PRODUCER OF PULP AND PAPER)                                1,800      18,900
                                    Gudang Garam
                                      (MANUFACTURER AND DISTRIBUTER OF CIGARETTES)                9,500      17,241
                                    Indonesia Satellite Corp. (ADR)
                                      (INTERNATIONAL TELECOMMUNICATION SERVICES)                    100       1,888
                                (a) PT Indah Kiat Pulp & Paper Corp., Tbk (Foreign
                                      registered)
                                      (MANUFACTURER OF PULP AND PAPER PRODUCTS)                  51,000      21,322
                                (a) PT Indofood Sukses Makmur Tbk
                                      (MANUFACTURER OF FOOD PRODUCTS)                            15,000      11,892
                                (a) PT Lippo Bank, Tbk
                                      (COMMERCIAL AND FOREIGN EXCHANGE BANK)                    131,000       6,491
                                    PT Ramayana Lestari Sentosa Tbk
                                      (OPERATOR OF DEPARTMENT STORES)                            37,000      13,980
                                    -------------------------------------------------------------------------------
                                                                                                             91,714

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
                                                                                              OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
ISRAEL--1.3%
                                (a) Check Point Software Technologies Ltd.
                                      (DEVELOPER, MARKETER AND SUPPORTER OF MANAGEMENT
                                      SOLUTIONS FOR ACTIVE NETWORKS)                                400      14,100
                                    ECI Telecommunications Ltd.
                                      (TELECOMMUNICATION SERVICES)                                  200       7,375
                                    Matav-Cable Systems Media Ltd.
                                      (OPERATOR AND PROVIDER OF BROADBAND CABLE TELEVISION
                                      SERVICES)                                                     900      14,423
                                    -------------------------------------------------------------------------------
                                                                                                             35,898
-------------------------------------------------------------------------------------------------------------------
JORDAN--.3%
                                (a) Aramex International Ltd.
                                      (EXPRESS DELIVERY AND FREIGHT FORWARDING IN THE MIDDLE
                                      EAST AND INDIA)                                               850       7,650
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
KENYA--1.7%
                                    James Finlay PLC
                                      (TEA PRODUCER)                                             19,900      27,530
                                    Sasini Tea & Coffee Ltd.
                                      (TEA AND COFFEE GROWER AND PROCESSOR)                       8,250       7,073
                                    Uchumi Supermarket Ltd.
                                      (SUPERMARKET OPERATOR)                                     15,925      11,299
                                    -------------------------------------------------------------------------------
                                                                                                             45,902
-------------------------------------------------------------------------------------------------------------------
KOREA--10.6%
                                    Hankook Tire Manufacturing Co., Ltd.
                                      (MANUFACTURER OF TIRES, TIRE TUBES, BATTERIES, AND
                                      ALUMINUM ALLOY WHEELS)                                      1,800      15,221
                                    Hite Brewery Co., Ltd.
                                      (BREWERY)                                                     250       5,890
                                    Housing & Commercial Bank
                                      (BANK)                                                      1,000      23,559
                                    Kookmin Bank
                                      (COMMERCIAL BANK)                                             810      11,041
                                (b) Korea Telecom Corp.
                                      (PROVIDER OF TELECOMMUNICATION SERVICES)                      620      32,281
                                (b) Pohang Iron & Steel Co., Ltd.
                                      (STEEL PRODUCER)                                              100       8,588
                                    Samchully
                                      (PRODUCER AND DISTRIBUTOR OF ANTHRACITE AND GAS)              170       7,581
                                    Samsung Corp., Ltd.
                                      (TRADING COMPANY)                                           2,350      33,021
                                    Samsung Electro-Mechanics Co.
                                      (ELECTRONICS PARTS COMPANY)                                   250       5,890
                                    Samsung Electronics Co., Ltd.
                                      (ELECTRONICS MANUFACTURER)                                    500      38,452
                                    Samsung Securities Co., Ltd.
                                      (SECURITIES COMPANY)                                        1,899      73,499
                                (a) Shinhan Bank (GDR)
                                      (BANK)                                                      1,000      23,875
                                    Shinsegae Department Store Co.
                                      (MAJOR DEPARTMENT STORE CHAIN)                                370      12,764
                                    -------------------------------------------------------------------------------
                                                                                                            291,662
-------------------------------------------------------------------------------------------------------------------
LEBANON--.4%
                                    Banque Audi SAL (GDR)
                                      (COMMERCIAL BANK)                                             600      11,580
                                    -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
                                                                                              OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
MALAWI--.5%
                                (a) African Lakes Corp. PLC
                                      (MOTOR TRADING, AGRICULTURE, MINING, ENGINEERING,
                                      COMPUTER SUPPLIES AND GENERAL TRADING)                      6,000       4,778
                                (a) Press Corp., Ltd. (GDR)
                                      (CONGLOMERATE, INDUSTRIAL HOLDING COMPANY)                  1,300       8,619
                                    -------------------------------------------------------------------------------
                                                                                                             13,397
-------------------------------------------------------------------------------------------------------------------
MEXICO--11.4%
                                    Apasco, S.A. de C.V.
                                      (CEMENT PRODUCER)                                           1,200       7,078
                                (a) Consorcio ARA, S.A. de C.V.
                                      (LOW-INCOME HOUSING DEVELOPER)                              6,100      22,380
                                    Fomento Economico Mexicano S.A. de C.V. "B"
                                      (PRODUCER OF BEER AND SOFT DRINKS)                         22,000      78,571
                                (a) Gruma S.A. de C.V. "B"
                                      (PRODUCER AND DISTRIBUTOR OF CORN FLOUR)                   10,522      20,179
                                    Grupo Financiero Banorte S.A. de C.V. "B"
                                      (FINANCIAL SERVICES HOLDING COMPANY)                       26,500      34,358
                                    Grupo Industrial Bimbo, S.A. de C.V. "A"
                                      (PRODUCER OF BREAD AND OTHER BAKED GOODS)                  12,963      27,918
                                    Grupo Modelo S.A. "C"
                                      (LEADING BREWERY)                                           7,600      20,028
                                    Nacional de Drogas S.A. "L"
                                      (DISTRIBUTOR OF PHARMACEUTICAL, HYGIENE AND PERSONAL
                                      BEAUTY PRODUCTS)                                           17,500      14,962
                                    Organizacion Soriana S.A. de C.V. "A"
                                      (RETAILER)                                                  6,400      28,814
                                    Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                      (TELECOMMUNICATION SERVICES)                                  500      37,875
                                    Tubos de Acero de Mexico S.A. (ADR)
                                      (MANUFACTURER OF VARIOUS TYPES OF PIPES, CASINGS AND
                                      TUBING)                                                     2,000      22,125
                                    -------------------------------------------------------------------------------
                                                                                                            314,288
-------------------------------------------------------------------------------------------------------------------
MOROCCO--1.4%
                                    Societe Nationale d'Investissements
                                      (CONGLOMERATE, VARIOUS JOINT VENTURES)                        140      14,570
                                (b) Societe des Brasseries du Nord Marocain
                                      (DISTRIBUTOR OF BEER AND CARBONATED BEVERAGES)                100      23,814
                                    -------------------------------------------------------------------------------
                                                                                                             38,384
-------------------------------------------------------------------------------------------------------------------
OMAN--2.0%
                                (a) National Bank of Oman Ltd.
                                      (COMMERCIAL BANK)                                           3,506      31,417
                             (a)(b) Oman Cable Industry SAOG
                                      (MANUFACTURER OF ELECTRICAL AND POWER CABLES)               1,890      14,040
                                    Oryx Fund, Ltd.
                                      (MUTUAL FUND DOMICILED IN GUERNSEY, INVESTING IN THE
                                      MIDDLE EAST)                                                  650       8,288
                                    -------------------------------------------------------------------------------
                                                                                                             53,745
-------------------------------------------------------------------------------------------------------------------
PERU--2.7%
                                    Cementos Lima S.A. "T"
                                      (CEMENT PRODUCER)                                           2,039      32,390
                                    Compania de Minas Buenaventura S.A. "B" (ADR)
                                      (MINING COMPANY)                                              426       6,869
                                    Enrique Ferreyros y Cia.
                                      (MACHINERY MANUFACTURER)                                   23,277      16,253

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
                                                                                              OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
                                (a) Grana y Montero S.A.
                                      (HOLDING COMPANY: ENGINEERING, CONSTRUCTION, OIL
                                      DRILLING)                                                  28,466       9,042
                                    Telefonica del Peru S.A.A. (ADR)
                                      (TELECOMMUNICATION SERVICES)                                  700      10,544
                                    -------------------------------------------------------------------------------
                                                                                                             75,098
-------------------------------------------------------------------------------------------------------------------
PHILIPPINES--2.5%
                                    Bank of the Philippine Islands
                                      (COMMERCIAL BANK)                                           8,500      26,824
                                (a) International Container Terminal Services, Inc.
                                      (CONTAINERIZED CARGO HANDLING FIRM)                       320,450      32,024
                                    Metropolitan Bank and Trust Company
                                      (COMMERCIAL BANK AND TRUST COMPANY)                           900       8,994
                                    -------------------------------------------------------------------------------
                                                                                                             67,842
-------------------------------------------------------------------------------------------------------------------
POLAND--9.8%
                                    Bank Przemyslowo Handlowy
                                      (BANK)                                                        350      17,839
                                (a) Computerland Poland S.A.
                                      (PROVIDER OF COMPUTER SERVICES AND SYSTEMS)                 1,000      15,682
                                    Elektrim Spolka Akcyjna S.A.
                                      (MANUFACTURER OF POWER EQUIPMENT, ELECTRICAL MACHINE
                                      AND APPARATUS)                                              4,600      54,686
                                    KGHM Polska Miedz S.A.
                                      (PRODUCER OF COPPER AND SILVER)                             1,539       9,810
                                (a) Kredyt Bank PBI S.A.
                                      (PROVIDER OF A FULL RANGE OF BANKING SERVICES)              8,500      35,045
                                    Mostostal Krakow S.A.
                                      (HEAVY CONSTRUCTION COMPANY)                                6,500      10,851
                                (a) Orbis S.A.
                                      (HOTEL OWNER AND OPERATOR)                                  3,300      26,627
                                (a) Telekomunikacja Polska S.A.
                                      (OWNER AND OPERATOR OF TELECOMMUNICATION NETWORKS)          6,600      40,734
                                    Wielkopolski Bank Kredytowy S.A.
                                      (COMMERCIAL BANK)                                           7,505      41,953
                                    Zaklady Lentex
                                      (PRODUCER OF PVC PRODUCTS USED IN CARS, FOOTWEAR,
                                      HOUSING AND PUBLIC CONSTRUCTION)                            4,600      16,871
                                    -------------------------------------------------------------------------------
                                                                                                            270,098
-------------------------------------------------------------------------------------------------------------------
PORTUGAL--2.3%
                                    Banco Comercial Portugues
                                      (COMMERCIAL BANK)                                             789      22,249
                                    Jeronimo Martins SGPS, S.A.
                                      (FOOD PRODUCER AND RETAILER)                                  920      30,279
                                    SIVA-SGPS S.A.
                                      (IMPORTER OF AUTOMOBILES)                                     600       8,317
                                    Semapa Cement SA
                                      (CEMENT PRODUCER)                                             186       2,987
                                    -------------------------------------------------------------------------------
                                                                                                             63,832
-------------------------------------------------------------------------------------------------------------------
RUSSIA--.9%
                                    LUKoil Holdings (ADR)
                                      (EXTRACTER, TRANSPORTER, REFINER, AND PROVIDER OF OIL
                                      AND GAS)                                                      200       7,550
                                    Surgutneftegaz (ADR)
                                      (EXTRACTER OF OIL AND GAS)                                  2,000      16,000
                                    -------------------------------------------------------------------------------
                                                                                                             23,550
-------------------------------------------------------------------------------------------------------------------
SRI LANKA--.1%
                                (b) Maskeliya Plantation Ltd.
                                      (TEA PLANTATION OPERATOR)                                   8,000       2,557
                                    -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER      MARKET
                                                                                              OF SHARES   VALUE($)
-------------------------------------------------------------------------------------------------------------------
TAIWAN--1.2%
                                (a) Hon Hai Precision Industry Co., Ltd.
                                      (MANUFACTURER OF ELECTRONIC CONNECTORS, CABLE
                                      ASSEMBLIES AND MEMORY CHIPS)                                4,000      21,774
                                (a) Siliconware Precision Industries Co.
                                      (MANUFACTURER OF PACKAGING FOR INTEGRATED CIRCUITS)         4,000       7,156
                                (a) Teapo Electronic Corp.
                                      (MANUFACTURER AND MARKETER OF CAPACITORS AND RELATED
                                      PARTS)                                                      5,556       5,352
                                    -------------------------------------------------------------------------------
                                                                                                             34,282
-------------------------------------------------------------------------------------------------------------------
THAILAND--.6%
                             (a)(b) Siam Cement Co., Ltd. (Foreign registered)
                                      (CONSTRUCTION MATERIALS AND INDUSTRIAL CONGLOMERATE)          300       8,870
                                (b) Siam Commercial Bank Public Company Ltd., 5.25%
                                      (PROVIDER OF FINANCIAL SERVICES)                           12,200       8,557
                                    -------------------------------------------------------------------------------
                                                                                                             17,427
-------------------------------------------------------------------------------------------------------------------
TUNISIA--.5%
                                (a) Banque International Arabe Tunisia (GDR)
                                      (BANK)                                                      1,400      14,490
                                    -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TURKEY--3.8%
                                    Akbank T.A.S.
                                      (BANKING AND INVESTMENT ORGANIZATION)                   1,110,000      35,408
                                    Koc Holding A.S.
                                      (HOLDING COMPANY WITH INTERESTS IN THE AUTOMOTIVE AND
                                      DURABLE GOODS INDUSTRIES)                                  40,000       7,247
                                    Migros Turkey
                                      (RETAILER)                                                 19,000      26,183
                                    Tupras-Turkiye Petrol Rafinerileri A.S.
                                      (PETROLEUM REFINERY)                                      466,000      36,271
                                    -------------------------------------------------------------------------------
                                                                                                            105,109
-------------------------------------------------------------------------------------------------------------------
ZIMBABWE--.7%
                                    Delta Corp., Ltd.
                                      (BREWERY)                                                  16,973       4,403
                                (a) Econet Wireless Holdings
                                      (TELECOMMUNICATIONS PROVIDER)                              85,000       7,573
                                    Tanganda Tea Co., Ltd.
                                      (TEA PRODUCER AND DISTRIBUTOR)                             29,570       7,865
                                    -------------------------------------------------------------------------------
                                                                                                             19,841
                                    -------------------------------------------------------------------------------
                                    TOTAL EQUITY SECURITIES--100.0%
                                    (Cost $2,533,308)                                                     2,760,123
                                    -------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS--100%
                                    (Cost $2,533,308)                                                     2,760,123
                                    -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) Securities valued in good faith by the Valuation committee of the Board of Directors at fair value amounted to $127,308 (4.43% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $122,158. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $2,535,941 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $383,497, the gross unrealized depreciation was $159,315 and the net unrealized appreciation on investments was $224,182.

See accompanying notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,533,308)                                              $2,760,123
--------------------------------------------------------------------------
Cash                                                                38,061
--------------------------------------------------------------------------
Foreign currency, at value
(Cost: $27,305)                                                     27,677
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  94,130
--------------------------------------------------------------------------
  Fund shares sold                                                   5,036
--------------------------------------------------------------------------
  Dividends                                                          9,098
--------------------------------------------------------------------------
  Foreign taxes                                                         56
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        73,081
--------------------------------------------------------------------------
Deferred organization expense                                       11,047
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,018,309
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                             29,691
--------------------------------------------------------------------------
  Fund shares redeemed                                               4,392
--------------------------------------------------------------------------
  Other payables and accrued expenses                              110,866
--------------------------------------------------------------------------
    Total liabilities                                              144,949
--------------------------------------------------------------------------
NET ASSETS                                                      $2,873,360
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $2,963,327
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (311,461)
--------------------------------------------------------------------------
Net unrealized appreciation on:
  Investments                                                      226,815
--------------------------------------------------------------------------
  Foreign currency related transactions                                 23
--------------------------------------------------------------------------
Accumulated net investment loss                                     (5,344)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,873,360
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,497,909 / 168,097 shares outstanding)                          $8.91
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price                         $9.45
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,039,981 / 118,126 shares outstanding)                          $8.80
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($335,470 / 38,017 shares outstanding)                             $8.82
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the period ended April 30, 1999 (unaudited)

-------------------------------------------------------------------------
 NET INVESTMENT INCOME (LOSS)
-------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld $922)                $  19,420
-------------------------------------------------------------------------
  Interest                                                          3,163
-------------------------------------------------------------------------
    Total investment income                                        22,583
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   13,618
-------------------------------------------------------------------------
  Distribution services fee                                         3,547
-------------------------------------------------------------------------
  Administrative services fee                                       2,723
-------------------------------------------------------------------------
  Custodian fees                                                   60,668
-------------------------------------------------------------------------
  Fund accounting fees                                             25,000
-------------------------------------------------------------------------
  Transfer agent fees                                              14,796
-------------------------------------------------------------------------
  Professional fees                                                14,844
-------------------------------------------------------------------------
  Reports to shareholders                                           5,443
-------------------------------------------------------------------------
  Registration fees                                                   145
-------------------------------------------------------------------------
  Amortization of organization expenses                             1,448
-------------------------------------------------------------------------
  Directors' fees and other                                         3,664
-------------------------------------------------------------------------
    Total expenses before expense waiver                          145,896
-------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                     (117,969)
-------------------------------------------------------------------------
    Total expenses after expense waiver                            27,927
-------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (5,344)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------
  Net realized loss from:
  Investments                                                    (153,670)
-------------------------------------------------------------------------
  Foreign currency related transactions                            (6,929)
-------------------------------------------------------------------------
                                                                 (160,599)
-------------------------------------------------------------------------
Change in net unrealized appreciation during the period on:
  Investments                                                     471,162
-------------------------------------------------------------------------
  Foreign currency related transactions                                28
-------------------------------------------------------------------------
                                                                  471,190
-------------------------------------------------------------------------
Net gain on investments                                           310,591
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 305,247
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FOR THE PERIOD FROM
                                                                 FOR THE                  JANUARY 9, 1998
                                                               PERIOD ENDED                (COMMENCEMENT
                                                              APRIL 30, 1999             OF OPERATIONS) TO
                                                               (UNAUDITED)               OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $   (5,344)                      1,725
-----------------------------------------------------------------------------------------------------------
  Net realized loss                                               (160,599)                   (152,816)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)             471,190                    (244,352)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         305,247                    (395,443)
-----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       796,891                   2,146,665
-----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,102,138                   1,751,222
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------
Beginning of period                                              1,771,222                      20,000
-----------------------------------------------------------------------------------------------------------
END OF PERIOD (including accumulated net
investment loss of $5,344 at April 30, 1999)                    $2,873,360                   1,771,222
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Emerging Markets Growth Fund (the fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

NOTES TO FINANCIAL STATEMENTS

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $145,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of average daily net assets. However, the fund incurred no management fee for the period ended
                             April 30, 1999, after an expense waiver by Scudder
                             Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $117,969 for the period ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                       COMMISSIONS     COMMISSIONS ALLOWED
                                                                     RETAINED BY KDI     BY KDI TO FIRMS
                                                                     ---------------   -------------------
                             Period ended April 30, 1999                  $208                2,673

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                           COMMISSIONS AND
                                                                           CDSC         DISTRIBUTION FEES PAID
                                                                      RECEIVED BY KDI      BY KDI TO FIRMS
                                                                      ---------------   ----------------------
                             Period ended April 30, 1999                  $1,275                9,102

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. During the period ended April 30, 1999, KDI paid fees of $2,080 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $6,988 for the period ended April 30, 1999, $3,635 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended April 30, 1999, after a fee waiver of $25,000 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended April 30, 1999, the fund made no payments to its officers and incurred directors' fees of $3,414 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $1,902,411

                             Proceeds from sales                         926,737

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                            PERIOD ENDED                  PERIOD ENDED
                                                           APRIL 30, 1999               OCTOBER 31, 1998
                                                       -----------------------      ------------------------
                                                       SHARES         AMOUNT        SHARES          AMOUNT
                             -------------------------------------------------------------------------------
                              SHARES SOLD
                             -------------------------------------------------------------------------------
                              Class A                   63,104       $ 526,448      143,890       $1,362,305
                             -------------------------------------------------------------------------------
                              Class B                   74,381         613,450       66,066          619,078
                             -------------------------------------------------------------------------------
                              Class C                   11,304          93,809       35,667          331,039
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                             -------------------------------------------------------------------------------
                              Class A                  (30,134)       (254,623)      (9,465)         (81,466)
                             -------------------------------------------------------------------------------
                              Class B                  (13,866)       (114,073)      (9,157)         (71,915)
                             -------------------------------------------------------------------------------
                              Class C                   (8,232)        (68,120)      (1,424)         (12,376)
                             -------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS                           $ 796,891                    $2,146,665
                             -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                ----------------------------------------------------
                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                                                 FOR THE PERIOD FROM
                                                                FOR THE PERIOD                     JANUARY 9, 1998
                                                                    ENDED                         (COMMENCEMENT OF
                                                                APRIL 30, 1999                     OPERATIONS) TO
                                                                 (UNAUDITED)                      OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  7.80                               9.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (.01)                               .03
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             1.12                              (1.73)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.11                              (1.70)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.91                               7.80
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        14.23%                            (17.89)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                         2.19%                              2.28
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.19)%                              .40
--------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                                             12.89%                             22.38
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                 (10.89)%                           (19.70)
--------------------------------------------------------------------------------------------------------------------

                                                                ----------------------------------------------------
                                                                                      CLASS B
                                                                ----------------------------------------------------
                                                                                                 FOR THE PERIOD FROM
                                                                FOR THE PERIOD                     JANUARY 9, 1998
                                                                    ENDED                         (COMMENCEMENT OF
                                                                APRIL 30, 1999                     OPERATIONS) TO
                                                                 (UNAUDITED)                      OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  7.74                               9.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                 (.02)                              (.01)
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             1.08                              (1.75)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.06                              (1.76)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.80                               7.74
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        13.70%                            (18.53)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                         3.06%                              3.18
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (.77)%                             (.50)
--------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                                             14.11%                             24.06
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                 (11.81)%                           (21.38)
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

FINANCIAL HIGHLIGHTS

                                                                ----------------------------------------------------
                                                                                      CLASS C
                                                                ----------------------------------------------------
                                                                                                 FOR THE PERIOD FROM
                                                                FOR THE PERIOD                     JANUARY 9, 1998
                                                                    ENDED                         (COMMENCEMENT OF
                                                                APRIL 30, 1999                     OPERATIONS) TO
                                                                 (UNAUDITED)                      OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  7.76                               9.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (.05)                              (.03)
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                                    1.11                              (1.71)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.06                              (1.74)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.82                               7.76
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        13.66%                            (18.32)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                         3.03%                              3.15
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.13)%                             (.47)
--------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                                             13.89%                             24.03
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                 (11.98)%                           (21.35)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                        $2,873,360
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                       89%
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

TRUSTEES AND OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY           ANN M. MCCREARY
Director                          President                Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA        SHERIDAN P. REILLY
Director                          Vice President and       Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                       M. ISABEL SALTZMAN
Director                          JOHN R. HEBBLE           Vice President
                                  Treasurer
FREDERICK T. KELSEY                                        CORNELIA SMALL
Director                          JOYCE E. CORNELL         Vice President
                                  Vice President
KATHRYN L. QUIRK                                           LINDA J. WONDRACK
Director and Vice President       DIEGO ESPINOSA           Vice President
                                  Vice President
FRED B. RENWICK                                            MAUREEN E. KANE
Director                          JOAN R. GREGORY          Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                           CAROLINE PEARSON
Director                          TARA C. KENNEY           Assistant Secretary
                                  Vice President
                                                           ELIZABETH C. WERTH
                                  THOMAS W. LITTAUER       Assistant Secretary
                                  Vice President
                                                           BRENDA LYONS
                                                           Assistant Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER       KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                      BROWN BROTHERS HARRIMAN & CO.
                               40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com



[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Global and International
Funds prospectus.

KEMGF - 3 (6/25/99) 1076890